UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 5, 2010

Air Products and Chemicals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7201 Hamilton Boulevard
Allentown, Pennsylvania  18195-1501
(Address of principal executive offices, including zip code)
(610) 481-4911
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

On March 3, 2010, Air Products and Chemicals, Inc. (“Air Products”) entered into an amended and restated commitment letter (the “Amended and Restated Commitment Letter”) with JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc. and letters of accession (the “Accession Letters”) with The Royal Bank of Scotland plc and RBS Securities Inc., Deutsche Bank AG Cayman Island Branch and Deutsche Bank Securities Inc., BNP Paribas and BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and HSBC Bank USA, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. pursuant to which such banks joined the Amended and Restated Commitment Letter as parties.  Pursuant to the Amended and Restated Commitment Letter and these Accession Letters, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc, Deutsche Bank AG Cayman Island Branch, BNP Paribas, HSBC Bank USA, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. have committed to provide a term loan credit facility to Air Products in an aggregate amount of up to $6.724 billion (the “Acquisition Facility”).  The Amended and Restated Commitment Letter replaces JPMorgan Chase Bank, N.A.’s original commitment letter with respect to the Acquisition Facility (the “Original Commitment Letter”).  The terms and conditions of the Amended and Restated Commitment Letter with respect to the Acquisition Facility remain substantially the same as pursuant to the Original Commitment Letter.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1
Amended and Restated Commitment Letter dated March 3, 2010 among Air Products and Chemicals, Inc., JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit (b)(2) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.2
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., The Royal Bank of Scotland plc and RBS Securities Inc. (incorporated by reference to Exhibit (b)(3) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.3
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., Deutsche Bank AG Cayman Island Branch and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit (b)(4) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.4
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., BNP Paribas and BNP Paribas Securities Corp. (incorporated by reference to Exhibit (b)(5) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.5
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., HSBC Securities (USA) Inc. and HSBC Bank USA, N.A. (incorporated by reference to Exhibit (b)(6) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.6
Accession Letter dated March 3, 2010 between Air Products and Chemicals, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (incorporated by reference to Exhibit (b)(7) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AIR PRODUCTS AND CHEMICALS, INC.

	By:	/s/ Paul E. Huck
Name: Paul E. Huck
Title: Senior Vice President and Chief Financial Officer

Date: March 5, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1
Amended and Restated Commitment Letter dated March 3, 2010 among Air Products and Chemicals, Inc., JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit (b)(2) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.2
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., The Royal Bank of Scotland plc and RBS Securities Inc. (incorporated by reference to Exhibit (b)(3) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.3
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., Deutsche Bank AG Cayman Island Branch and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit (b)(4) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.4
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., BNP Paribas and BNP Paribas Securities Corp. (incorporated by reference to Exhibit (b)(5) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.5
Accession Letter dated March 3, 2010 among Air Products and Chemicals, Inc., HSBC Securities (USA) Inc. and HSBC Bank USA, N.A. (incorporated by reference to Exhibit (b)(6) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

10.6
Accession Letter dated March 3, 2010 between Air Products and Chemicals, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (incorporated by reference to Exhibit (b)(7) of the Schedule TO filed with the SEC by Air Products and Chemicals, Inc. and Air Products Distribution, Inc., attached to Amendment No. 1 to such Schedule TO on March 5, 2010).

5